EXHIBIT 99.1

BANDAG, INCORPORATED AND SUBSIDIARIES

                                                                              (In thousands)
                                                                          -------------------------------
                                                                                Dec. 31,         Dec. 31,
                                                                          -------------------------------
Unaudited Condensed Consolidated Balance Sheets                                   1998           1997
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ASSETS
---------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                      $ 37,912        $ 196,400
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Investments                                                                       9,721            1,575
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Accounts receivable - net                                                       217,299          231,648
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Inventories:
---------------------------------------------------------------------------------------------------------
  Finished products                                                              96,889           90,228
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  Materials & work-in-process                                                    14,845           17,295
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                                                                                111,734          107,523
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Other current assets                                                             62,458           61,848
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  Total current assets                                                          439,124          598,994
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Property, plant, and equipment                                                  503,745          459,446
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  Less accumulated depreciation                                                (290,699)        (261,846)
---------------------------------------------------------------------------------------------------------
                                                                                213,046          197,600
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Other assets, net                                                               103,559          103,310
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  Total assets                                                                $ 755,729        $ 899,904
--------------------------------------------------------------------------===============--==============



LIABILITIES & STOCKHOLDERS' EQUITY:
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Accounts payable                                                               $ 38,286         $ 52,100
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Income taxes payable                                                             13,704           20,039
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Accrued employee compensation and benefits                                       27,498           28,874
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Accrued marketing expenses                                                       37,044           32,608
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Other accrued expenses                                                           46,880           73,195
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Short-term notes payable and current portion of other obligations                11,497           99,726
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  Total current liabilities                                                     174,909          306,542
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Long-term debt and other obligations                                             109,757          123,195
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Deferred income tax liabilities                                                    3,766           6,753
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Stockholders' equity:
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  Common stock; $1 par value; authorized - 21,500,000 shares;
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    Issued and outstanding - 9,083,797 shares in 1998; 9,751,063 in 1997          9,084            9,751
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  Class A Common stock; $1 par value; authorized - 50,000,000 shares;
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    Issued and outstanding - 10,824,974 shares in 1998; 11,013,561 in 1997       10,825           11,014
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  Class B Common stock; $1 par value; authorized - 8,500,000 shares;
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    Issued and outstanding - 2,046,577 shares in 1998; 2,048,785 in 1997          2,047            2,049
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  Additional paid-in capital                                                      7,287            6,052
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  Retained earnings                                                             452,274          445,887
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  Equity adjustment from foreign currency translation                           (14,220)         (11,339)
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    Total equity                                                                467,297          463,414
--------------------------------------------------------------------------===============--==============
    Total liabilities & stockholders' equity                                  $ 755,729        $ 899,904
--------------------------------------------------------------------------===============--==============
                                                                                      0               0


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

BANDAG, INCORPORATED AND SUBSIDIARIES

                                                                 (In thousands except per share data)
                                                        ----------------------------------------------------------------------------
                                                                   Three Months Ended                  Twelve Months Ended
                                                        ----------------------------------------------------------------------------
Unaudited Condensed  Consolidated Statements of Earnings       12/31/98           12/31/97             12/31/98       12/31/97
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
Net sales                                                     $ 274,975          $ 256,015           $1,059,669      $ 822,523
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Gain on sale of marketable equity securities                          -             95,087                    -         95,087
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Other income                                                      4,915              4,781               19,829         14,092
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                                                                279,890            355,883            1,079,498        931,702
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Cost of products sold                                           171,062            150,524              648,366        482,387
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Engineering, selling, administrative and other expenses          80,193             89,921              320,847        243,060
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Interest expense                                                  1,933              2,161               10,772          3,339
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                                                                253,188            242,606              979,985        728,786
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Earnings before income taxes                                     26,702            113,277               99,513        202,916
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Income taxes                                                      8,157             46,377               40,194         80,922
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Net earnings                                                   $ 18,545           $ 66,900             $ 59,319      $ 121,994
-------------------------------------------------------================--==================--===================--=================
Net earnings per share - Basic                                 $   0.84           $   2.94             $   2.64      $    5.35
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Net earnings per share - Diluted                               $   0.84           $   2.92             $   2.63      $    5.33
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Cash dividends per share                                       $  0.285           $  0.275             $  1.110      $   1.025
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Depreciation included in expense                               $ 12,621           $  9,827             $ 42,769      $  34,576
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Amortization included in expense                               $  2,166           $  1,533             $  8,641      $   2,281
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Average shares outstanding - Basic                               21,906             22,762               22,471         22,786
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-----------------------------------------------------------------------------------------------------------------------------------
Average shares outstanding - Diluted                             22,008             22,893               22,559         22,908
-----------------------------------------------------------------------------------------------------------------------------------


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


BANDAG, INCORPORATED AND SUBSIDIARIES



                                                                                          (In thousands)
-----------------------------------------------------------------------------------------------------------------------
                                                                                         Twelve Months Ended
-----------------------------------------------------------------------------------------------------------------------
Unaudited  Condensed Consolidated Statements of Cash Flows                                 12/31/98       12/31/97
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Operating Activities
-----------------------------------------------------------------------------------------------------------------------
  Net earnings                                                                            $ 59,319       $ 121,994
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  Depreciation and amortization                                                             51,410          36,857
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  Gain on sale of marketable equity securities                                                   -         (95,087)
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  Other                                                                                    (13,903)        (23,055)
-----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in operating assets and liabilities - net                            (12,057)         30,593
-----------------------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                               84,769          71,302
-----------------------------------------------------------------------------------------------------------------------
Investing Activities
-----------------------------------------------------------------------------------------------------------------------
  Additions to property, plant and equipment                                               (65,375)        (42,223)
-----------------------------------------------------------------------------------------------------------------------
  Proceeds from the dispositions of property, plant, and equipment                           4,128           4,117
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  Purchases of investments                                                                 (20,941)         (3,645)
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  Maturities of investments                                                                 12,795           4,159
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  Sale of marketable equity securities                                                           -         119,558
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  Payments for acquisitions of businesses                                                  (17,542)        (47,659)
-----------------------------------------------------------------------------------------------------------------------
    Net cash provided by (used in) investing activities                                    (86,935)         34,307
-----------------------------------------------------------------------------------------------------------------------
Financing Activities
-----------------------------------------------------------------------------------------------------------------------
  Proceeds from short-term notes payable                                                    48,590          11,491
-----------------------------------------------------------------------------------------------------------------------
  Proceeds from issuance of long-term debt and other long-term obligations                   3,784         100,000
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  Principal payments on short-term notes payable and other liabilities                    (153,273)        (18,422)
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  Cash dividends                                                                           (24,867)        (23,395)
-----------------------------------------------------------------------------------------------------------------------
  Purchases of Common Stock                                                                (29,353)         (8,643)
-----------------------------------------------------------------------------------------------------------------------
    Net cash provided by (used in) financing activities                                   (155,119)         61,031
-----------------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash and cash equivalents                                (1,203)         (1,693)
-----------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in cash and cash equivalents                                      (158,488)        164,947
-----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                             196,400          31,453
-----------------------------------------------------------------------------------------------------------------------
    Cash and cash equivalents at end of year                                              $ 37,912       $ 196,400
--------------------------------------------------------------------------------===================--==================


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